                                                                    EXHIBIT 10.4

                          FOURTH SUPPLEMENTAL INDENTURE

            Fourth Supplemental Indenture (this "Fourth Supplemental Indenture"), dated as of December 31, 2004, among Ardent Health Services, Inc., a Delaware corporation, (the "Company"), Ardent Health Services LLC, a Delaware limited liability company, (the "Parent"), the Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), as Trustee (the "Trustee").

                                   WITNESSETH

            WHEREAS, the Company, the Parent and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an indenture, dated as of August 19, 2003, as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, each dated as of August 12, 2004, and the Third Supplemental Indenture, dated as of the date hereof (as so supplemented, the "Indenture"), providing for the issuance of 10% Senior Subordinated Notes due 2013 (the "Notes") of the Company;

            WHEREAS, on December 20, 2004, the Company commenced a solicitation of consents of the Holders to (i) a proposed amendment (the "Proposed Amendment") to Section 4.03 of the Indenture and (ii) a waiver (the "Proposed Waiver") of all Defaults with respect to breaches of Section 4.03 of the Indenture, and any Events of Default or other consequences under the Indenture as a result of such Defaults, occurring before the effectiveness of the Proposed Amendment;

            WHEREAS, the Holders of a majority in aggregate principal amount of the outstanding Notes have delivered consents to the Proposed Amendment and the Proposed Waiver as required by Section 9.02 of the Indenture;

            WHEREAS, the Company desires to amend Section 12.02 of the Indenture regarding the delivery of notices to the Company; and

            WHEREAS, pursuant to Sections 9.01 and 9.02 of the Indenture, the Trustee is authorized to execute and deliver this Fourth Supplemental Indenture.

            NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Fourth Supplemental Indenture mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

            1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

            2. Amendment to Section 4.03(a): Section 4.03(a) of the Indenture is hereby deleted in its entirety and replaced with the following:

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            "(a) Whether or not required by the SEC, so long as any Notes are outstanding, at all times after the earlier of (A) the date of commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement and (B) the date that is 210 days after the date the Notes are originally issued, the Company shall, except as otherwise provided in this Section 4.03(a), furnish to the Holders of Notes, within the time periods specified in the SEC's rules and regulations, (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants; and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. In addition, whether or not required by the SEC, the Company shall, except as otherwise provided in this Section 4.03(a), file a copy of all of the information and reports referred to in clauses (i) and (ii) above with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC shall not accept such a filing) and make such information available to securities analysts and prospective investors upon request. In addition, the Company and the Guarantors have agreed that, for so long as any Notes remain outstanding, they shall, except as otherwise provided in this Section 4.03(a), furnish to the Holders and to prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. Notwithstanding any other provision of this Section 4.03 or of this Indenture, the information and reports referred to in this Section 4.03(a) that the Company, Parent or the Guarantors would have been required to furnish to Holders, file with the SEC for public availability and make available to securities analysts and prospective investors on any date on or before May 2, 2005 (but for this sentence), will not be required to be furnished, filed or made available, as the case may be, by the Company, Parent or the Guarantors until May 2, 2005."

            3. Amendment to Section 12.02: Section 12.02 of the Indenture is hereby deleted in its entirety and replaced with the following:

            "Section 12.02. Notices. Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address.

      If to the Company and/or any Guarantor:

            Ardent Health Services, Inc.
            One Burton Hills Boulevard
            Suite 250
            Nashville, TN  37215
            Facsimile: 615-296-6202
            Attention: Treasurer

      with a copy to:

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            Ardent Health Services, Inc.
            One Burton Hills Boulevard
            Suite 250
            Nashville, TN  37215
            Facsimile: 615-296-6185
            Attention: Chief Financial Officer

      with a copy to:

            Ardent Health Services, Inc.
            One Burton Hills Boulevard
            Suite 250
            Nashville, TN  37215
            Facsimile: 615-296-6384
            Attention: General Counsel

      If to the Trustee:

            U.S. Bank National Association
            60 Livingston Avenue
            St. Paul, MN 55107-2292
            Facsimile: 651-495-8097
            Attention: Corporate Trust Department

            The Company, any Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

            All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five Business Days after being deposited in the mail, postage prepaid, if mailed; (iii) when answered back, (iv) if telexed; when receipt acknowledged, if telecopied; and (v) the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

            If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

            If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time."

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            4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK
SHALL GOVERN AND BE USED TO CONSTRUE THIS FOURTH SUPPLEMENTAL INDENTURE.

            5. Counterparts. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

            7. Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

            8. Ratification of Indenture. Except as amended by this Fourth Supplemental Indenture, the Indenture is hereby ratified and remains in full force and effect.

                            [Signature page follows]

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            IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                            ARDENT HEALTH SERVICES, INC.

                                            By: /s/ R. Dirk Allison
                                                ------------------------------
                                                Name: R. Dirk Allison
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer

                                            ARDENT HEALTH SERVICES LLC

                                            By: /s/ R. Dirk Allison
                                                ------------------------------
                                                Name: R. Dirk Allison
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer

                                            SUBSIDIARY GUARANTORS:

                                            AHS ACADEMIC HEALTH CENTER, INC.
                                            AHS ALBUQUERQUE HOLDINGS, LLC
                                            AHS BRISTOW HOSPITAL, LLC
                                            AHS CLEVELAND HOSPITAL, LLC
                                            AHS CUMBERLAND HOSPITAL, LLC
                                            AHS CUSHING HOSPITAL, LLC
                                            AHS EASTERN OKLAHOMA MEDICAL CENTER,
                                               LLC
                                            AHS HENRYETTA HOSPITAL, LLC
                                            AHS HILLCREST MEDICAL CENTER, LLC
                                            AHS HILLCREST SPECIALTY HOSPITAL,
                                               LLC
                                            AHS KENTUCKY HOLDINGS, INC.
                                            AHS KENTUCKY HOSPITALS, INC.
                                            AHS LOUISIANA HOLDINGS, INC.
                                            AHS LOUISIANA HOSPITALS, INC.
                                            AHS MANAGEMENT COMPANY, INC.
                                            AHS MANAGEMENT SERVICES OF OKLAHOMA,
                                               LLC
                                            AHS NEW MEXICO HOLDINGS, INC.
                                            AHS OKLAHOMA HEALTH SYSTEM, LLP

                                            By: /s/ R. Dirk Allison
                                                ------------------------------
                                                Name: R. Dirk Allison
                                                Title: Senior Vice President

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                                            AHS OKLAHOMA HOLDINGS, INC.
                                            AHS OKLAHOMA HOSPITALS, INC.
                                            AHS OKLAHOMA PHYSICIAN GROUP, LLC
                                            AHS PAWNEE HOSPITAL, LLC
                                            AHS RESEARCH AND REVIEW, LLC
                                            AHS RIVERSIDE PHO, LLC
                                            AHS SAMARITAN HOSPITAL, LLC
                                            AHS S.E.D. MEDICAL LABORATORIES,
                                               INC.
                                            AHS SUMMIT HOSPITAL, LLC
                                            AHS TULSA HOLDINGS, LLC
                                            AHS TULSA REGIONAL MEDICAL
                                                CENTER, LLC
                                            AHS WAGONER HOSPITAL, LLC
                                            ARDENT MEDICAL SERVICES, INC.
                                            BEHAVIORAL HEALTHCARE CORPORATION
                                            BHC ALHAMBRA HOSPITAL, INC.
                                            BHC BELMONT PINES HOSPITAL, INC.
                                            BHC CEDAR VISTA HOSPITAL, INC.
                                            BHC COLUMBUS HOSPITAL, INC.
                                            BHC FAIRFAX HOSPITAL, INC.
                                            BHC FOX RUN HOSPITAL, INC.
                                            BHC FREMONT HOSPITAL, INC.
                                            BHC GULF COAST MANAGEMENT GROUP,
                                               INC.
                                            BHC HEALTH SERVICES OF NEVADA, INC.
                                            BHC HERITAGE OAKS HOSPITAL, INC.
                                            BHC HOSPITAL HOLDINGS, INC.
                                            BHC INTERMOUNTAIN HOSPITAL, INC.
                                            BHC LEBANON HOSPITAL, INC.
                                            BHC MANAGEMENT HOLDINGS, INC.
                                            BHC MANAGEMENT SERVICES, LLC
                                            BHC MANAGEMENT SERVICES OF INDIANA,
                                               LLC
                                            BHC MANAGEMENT SERVICES OF KENTUCKY,
                                               LLC
                                            BHC MANAGEMENT SERVICES OF
                                               LOUISIANA, LLC
                                            BHC MANAGEMENT SERVICES OF NEW
                                               MEXICO, LLC

                                            By: /s/ R. Dirk Allison
                                                ------------------------------
                                                Name: R. Dirk Allison
                                                Title: Senior Vice President

                                       6
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                                            BHC MANAGEMENT SERVICES OF
                                               STREAMWOOD, LLC
                                            BHC MANAGEMENT SERVICES OF
                                               TULSA, LLC
                                            BHC MEADOWS PARTNER, INC.
                                            BHC MONTEVISTA HOSPITAL, INC.
                                            BHC NORTHWEST PSYCHIATRIC HOSPITAL,
\                                              LLC
                                            BHC OF INDIANA, GENERAL PARTNERSHIP
                                            BHC OF NORTHERN INDIANA, INC.
                                            BHC PHYSICIAN SERVICES OF KENTUCKY,
                                               LLC
                                            BHC PINNACLE POINTE HOSPITAL, INC.
                                            BHC PROPERTIES, INC.
                                            BHC SIERRA VISTA HOSPITAL, INC.
                                            BHC SPIRIT OF ST. LOUIS HOSPITAL,
                                               INC.
                                            BHC STREAMWOOD HOSPITAL, INC.
                                            BHC VALLE VISTA HOSPITAL, INC.
                                            BHC WINDSOR HOSPITAL, INC.
                                            BLOOMINGTON MEADOWS, G.P.
                                            COLUMBUS HOSPITAL, LLC
                                            INDIANA PSYCHIATRIC INSTITUTES, INC.
                                            LEBANON HOSPITAL, LLC
                                            MESILLA VALLEY GENERAL PARTNERSHIP
                                            MESILLA VALLEY HOSPITAL, INC.
                                            MESILLA VALLEY MENTAL HEALTH
                                               ASSOCIATES, INC.
                                            NORTHERN INDIANA HOSPITAL, LLC
                                            VALLE VISTA, LLC
                                            WILLOW SPRINGS, LLC
                                            AHS BAILEY MEDICAL CENTER, LLC
                                            EAST BATON ROUGE MEDICAL CENTER, LLC

                                            By: /s/ R. Dirk Allison
                                                ------------------------------
                                                Name: R. Dirk Allison
                                                Title: Senior Vice President

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                                            U.S. BANK NATIONAL ASSOCIATION, AS
                                            TRUSTEE

                                            By: /s/ Richard H. Prokosch
                                                ------------------------------
                                                Name: Richard H. Prokosch
                                                Title: Vice President

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